UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                                ---------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): February 22, 2006

                                ---------------

                               DEX MEDIA WEST LLC
             (Exact name of registrant as specified in its charter)

                                ---------------


       Delaware                     333-112694                  25-1903487
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)


 1001 Winstead Drive           Registrant's telephone number,
     Cary, NC                      including area code:                 27513
(Address of principal                 (919) 297-1600                  (Zip Code)
 executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.


         On February 22, 2006, R.H. Donnelley Corporation ("RHD") issued a press release containing certain financial results of RHD and Dex Media, Inc. ("Dex Media") for the three month and twelve month periods ended December 31, 2005. As previously announced, RHD completed its acquisition of Dex Media on January 31, 2006. Dex Media is the parent and RHD is the ultimate parent of Dex Media West LLC.


         None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of the Company. A copy of this press release has been attached hereto as Exhibit 99.1 to this Form 8-K.


Item 9.01.  Financial Statements and Exhibits.

          (c)  Exhibits.

               The following exhibit is filed with this report:

         Exhibit No.       Exhibit Description

         99.1              Press Release issued February 22, 2006.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DEX MEDIA WEST LLC


                                        /s/ Robert J. Bush
                                        ----------------------------------------
                                        Robert J. Bush
                                        Vice President and Secretary



                                        Date:        February 22, 2006

                                  EXHIBIT INDEX

        Exhibit No.     Exhibit Description
        -----------     -------------------

         99.1           Press Release issued February 22, 2006.